Exhibit 10.4

WARRANT ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT

among

GRAF GLOBAL CORP.,

BIG3 BASKETBALL HOLDINGS, INC.

and

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

Dated [●], 2026

THIS WARRANT ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT (this “Agreement”), dated [●], 2026 and effective as of the effective time of the SPAC Merger (as defined below), is made by and among Graf Global Corp., a Cayman Islands exempted company which, on the day prior to the SPAC Merger, transferred by way of continuation out of the Cayman Islands and into the State of Delaware so as to re-domicile as and become a Delaware corporation pursuant to the Companies Act (as Revised) of the Cayman Islands (the “SPAC”), Big3 Basketball Holdings, Inc., a Delaware corporation (formerly known as Halfcourt Holdco, Inc., “Pubco”), and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent (in such capacity, the “Warrant Agent”), and amends the Warrant Agreement (the “Existing Warrant Agreement”), dated as of June 25, 2024, by and between the SPAC and the Warrant Agent. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Existing Warrant Agreement.

WHEREAS, the SPAC issued and sold (a) 11,500,000 redeemable warrants as part of the units sold to public investors in its initial public offering (the “Public Warrants”), with each whole Public Warrant being exercisable for one Class A ordinary share of the SPAC, par value $0.0001 per share (“Class A Ordinary Shares”) at an initial exercise price of $11.50 per share, and (b) 6,000,000 redeemable warrants in a private placement transaction (the “Private Placement Warrants” and together with the Public Warrants, the “Warrants”), with each whole Private Placement Warrant exercisable for one Class A Ordinary Share at an initial exercise price of $11.50 per share;

WHEREAS, in order to finance the SPAC’s transaction costs in connection with the Business Combination, Graf Global Sponsor LLC, or an affiliate thereof or certain of the SPAC’s officers and directors may, but are not obligated to, from time to time loan to the SPAC such funds as the SPAC may require (the “Working Capital Loans”);

WHEREAS, up to $1,000,000 of the Working Capital Loans are convertible into additional Private Placement Warrants at a price of $1.00 per Private Placement Warrant;

WHEREAS, the terms of the Warrants are governed by the Existing Warrant Agreement;

WHEREAS, on June 12, 2026, 2026, the SPAC, Pubco, Halfcourt Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“SPAC Merger Sub”), Halfcourt Merger Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of Pubco (“Company Merger Sub”), and BIG3 HoldCo LLC, a Delaware limited liability company (the “Company”), entered into that certain Business Combination Agreement (as amended, modified or supplemented from time to time, the “Business Combination Agreement”);

WHEREAS, pursuant to the Business Combination Agreement, among other things, (i) on the day prior to the consummation of the SPAC Merger, SPAC transferred by way of continuation out of the Cayman Islands and into the State of Delaware so as to re-domicile as and become a Delaware corporation pursuant to the Companies Act (as Revised) of the Cayman Islands (the “Conversion”), and (ii) at the SPAC Merger Effective Time (as defined in the Business Combination Agreement), SPAC Merger Sub merged with and into the SPAC, with the SPAC surviving as a wholly-owned Subsidiary of Pubco (the “SPAC Merger”);

WHEREAS, as a result of the Conversion and the SPAC Merger, (i) each of the SPAC’s Class A Ordinary Shares that were issued and outstanding as of immediately prior to the SPAC Merger Effective Time (including the Class A Ordinary Shares issued in connection with the Class B Share Conversion (as defined in the Business Combination Agreement) and the Unit Separation (as defined in the Business Combination Agreement), but not including any redeemed Class A Ordinary Shares or any shares cancelled pursuant to Section 1.10(c) of the Business Combination Agreement, or any Sponsor Forfeited Shares (as defined in the Business Combination Agreement)) shall automatically be converted into one share of Pubco Class A common stock, par value $0.0001 per share (“Pubco Class A Common Stock”); (ii) each Public Warrant that is issued and outstanding as of immediately prior to the SPAC Merger Effective Time will be converted into public warrants of Pubco (each, a “Pubco Public Warrant”) and will be exercisable (subject to the terms of the Existing Warrant Agreement, as amended by this Agreement) for shares of Pubco Class A Common Stock, at an initial exercise price of $11.50 per share; and (iii) each Private Placement Warrant that is issued and outstanding as of immediately prior to the SPAC Merger Effective Time will be converted into private placement warrants of Pubco (each, a “Pubco Private Placement Warrant” and together with the Pubco Public Warrants, the “Pubco Warrants”) and will be exercisable (subject to the terms of the Existing Warrant Agreement, as amended by this Agreement) for shares of Pubco Class A Common Stock, at an initial exercise price of $11.50 per share;

WHEREAS, the shares of Pubco Class A Common Stock constitute the Alternative Issuance pursuant to Section 4.4 of the Existing Warrant Agreement;

WHEREAS, the Board of Directors of the SPAC has determined that the consummation of the transactions contemplated by the Business Combination Agreement constitute a Business Combination;

WHEREAS, in connection with the SPAC Merger, the SPAC desires to assign all of its right, title and interest in the Existing Warrant Agreement to Pubco, and Pubco wishes to accept such assignment; and

WHEREAS, Section 9.8 of the Existing Warrant Agreement provides that the SPAC and the Warrant Agent may amend the Existing Warrant Agreement without the consent of any Registered Holders for the purpose of providing for the delivery of the Alternative Issuance pursuant to Section 4.4 of the Existing Warrant Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

Section 1. Assignment and Assumption; Consent.

1.1 Assignment and Assumption. As of and with effect on and from the SPAC Merger Effective Time, (i) the SPAC hereby assigns to Pubco all of the SPAC’s right, title and interest in and to the Existing Warrant Agreement (as amended hereby), and (ii) Pubco hereby assumes, and agrees to pay, perform, satisfy and discharge in full, as the same become due, all of the SPAC’s liabilities and obligations under the Existing Warrant Agreement (as amended hereby) arising on, from and after the SPAC Merger Effective Time, as if it were the original “Company” party thereto.

1.2 Consent. The Warrant Agent hereby consents to (i) the assignment of the Existing Warrant Agreement by the SPAC to Pubco pursuant to this Section 1 and the assumption of the Existing Warrant Agreement by Pubco from the SPAC pursuant to Section 1 hereof, in each case effective as of the SPAC Merger Effective Time, and (ii) the continuation of the Existing Warrant Agreement (as amended hereby), in full force and effect from and after the SPAC Merger Effective Time.

Section 2. Amendment of Existing Warrant Agreement.

2.1 Effective as of the SPAC Merger Effective Time, the SPAC and the Warrant Agent hereby amend the Existing Warrant Agreement as provided in this Section 2, and acknowledge and agree that the amendments to the Existing Warrant Agreement set forth in this Section 2 are to provide for the delivery of the Alternative Issuance pursuant to Section 4.4 of the Existing Warrant Agreement (in connection with the SPAC Merger and the transactions contemplated by the Business Combination Agreement).

2.2 References to the Company. The preamble to the Existing Warrant Agreement is hereby amended by deleting “Graf Global Corp.” and replacing it with “Big3 Basketball Holdings, Inc.” As a result thereof, all references to the “Company” in the Existing Warrant Agreement shall be references to Big3 Basketball Holdings, Inc. rather than Graf Global Corp.

2.3 References to Ordinary Shares. All references to the “Ordinary Shares” that holders of Warrants are entitled to purchase in the Existing Warrant Agreement (including Exhibit B thereto) shall be references to “Class A Common Stock” of Pubco.

2.4 References to Business Combination. All references to “Business Combination” in the Existing Warrant Agreement (including all Exhibits thereto) shall be references to the transactions contemplated by the Business Combination Agreement, and references to “the consummation of its initial Business Combination,” “the completion by the Company of an initial Business Combination” and all variations thereof in the Existing Warrant Agreement (including all Exhibits thereto) shall be references to the consummation of the transactions contemplated by the Business Combination Agreement.

2.5 References to Charter. All references to the “Charter” in the Existing Warrant Agreement shall be references to Pubco’s Amended and Restated Certificate of Incorporation, as amended from time to time, in lieu of the SPAC’s amended and restated memorandum and articles of association.

2.6 Detachability of Warrants. Section 2.4 of the Existing Warrant Agreement is hereby amended by deleting such Section and replacing it entirely as follows:

“[intentionally omitted]”.

2.7 Fractional Warrants. Section 2.5 of the Existing Warrant Agreement is hereby amended by deleting such Section and replacing it entirely as follows:

“2.5 Fractional Warrants. The Company shall not issue fractional Warrants.”

2.8 Private Placement Warrants. Sections 2.6(e), (g), and (h) of the Existing Warrant Agreement are amended by deleting such Sections and replacing them entirely as follows:

“[intentionally omitted]”.

2.9 Duration of Warrants. Section 3.2 of the Existing Warrant Agreement is amended and restated by deleting it and inserting the following:

“3.2 Duration of Warrants. A Warrant may be exercised only during the period (the “Exercise Period”) (A) commencing the date that is thirty (30) days after [●]1, and (B) terminating at 5:00 p.m., New York City time on the earliest to occur of (i) the date that is five (5) years after [●]2, (ii) the liquidation of the Company, and (iii) the Redemption Date (as defined below) as provided in Section 6.2 hereof (the “Expiration Date”); provided, however, that the exercise of any Warrant shall be subject to the satisfaction of any applicable conditions, as set forth in subsection 3.3.2 below, with respect to an effective registration statement. Each outstanding Warrant not exercised on or before the Expiration Date shall become void, and all rights thereunder and all rights in respect thereof under this Agreement shall cease at 5:00 p.m. New York City time on the Expiration Date. The Company in its sole discretion may extend the duration of the Warrants by delaying the Expiration Date; provided that the Company shall provide at least twenty (20) days prior written notice of any such extension to Registered Holders of the Warrants and, provided further that any such extension shall be identical in duration among all the Warrants.”

1 Note to Draft: To be the SPAC Merger Effective Time.

2 Note to Draft: To be the SPAC Merger Effective Time.

2.10 Extraordinary Dividends. Section 4.1.2 of the Existing Warrant Agreement is hereby deleted and replaced with the following:

“4.1.2 Extraordinary Dividends. If the Company, at any time while the Warrants are outstanding and unexpired, shall pay a dividend or make a distribution in cash, securities, or other assets to all or substantially all of the holders of the Class A Common Stock on account of such Class A Common Stock (or other securities of the Company’s share capital into which the Warrants are convertible), other than (a) as described in subsection 4.1.1 above or (b) Ordinary Cash Dividends (as defined below) (any such non-excluded event being referred to herein as an “Extraordinary Dividend”), then the Warrant Price shall be decreased, effective immediately after the effective date of such Extraordinary Dividend, by the amount of cash and/or the fair market value (as determined by the Company’s board of directors (the “Board”), in good faith) of any securities or other assets paid on each share of Class A Common Stock in respect of such Extraordinary Dividend. For purposes of this subsection 4.1.2, “Ordinary Cash Dividends” means any cash dividend or cash distribution which, when combined on a per share basis, with the per share amounts of all other cash dividends and cash distributions paid on the Class A Common Stock during the 365-day period ending on the date of declaration of such dividend or distribution (as adjusted to appropriately reflect any of the events referred to in other subsections of this Section 4 and excluding cash dividends or cash distributions that resulted in an adjustment to the Warrant Price or to the number of shares of Class A Common Stock issuable on exercise of each Warrant) does not exceed $0.50.”

2.11 Raising of Capital in Connection with the Initial Business Combination. Section 4.3.2 of the Existing Warrant Agreement is hereby deleted and replaced with the following:

“[intentionally omitted]”.

2.12 Replacement of Securities upon Reorganization, etc. Section 4.5(ii) of the Existing Warrant Agreement is hereby amended to remove the clause “(other than a tender, exchange or redemption offer made by the Company in connection with redemption rights held by shareholders of the Company as provided for in the Charter or as a result of the redemption of Ordinary Shares by the Company if a proposed initial Business Combination is presented to the shareholders of the Company for approval)”, which clause shall be deemed deleted.

2.13 No Adjustment. Section 4.9 of the Existing Warrant Agreement is hereby amended by deleting such Section and replacing it entirely as follows:

“[intentionally omitted]”.

2.14 Fractional Warrants. Section 5.3 of the Existing Warrant Agreement is hereby amended by deleting such Section and replacing it entirely as follows:

“5.3 Fractional Warrants. The Warrant Agent shall not be required to effect any registration of transfer or exchange which shall result in the issuance of a warrant certificate or book-entry position for a fraction of a Warrant.”

2.15 Transfer of Warrants. Section 5.6 of the Existing Warrant Agreement is hereby deleted and replaced with the following:

“[intentionally omitted]”.

2.16 Registration of Common Stock. Section 7.4.1 of the Existing Warrant Agreement is hereby amended by deleting such Section and replacing it entirely as follows:

“The Company agrees that as soon as practicable, but in no event later than twenty (20) Business Days after [●]3, it shall use its commercially reasonable efforts to file with the Commission a post-effective amendment to the registration statement, or a new registration statement registering, under the Securities Act, the issuance of the shares of Class A Common Stock issuable upon exercise of the Warrants. The Company shall use its commercially reasonable efforts to cause the same to become effective and to maintain the effectiveness of such post-effective amendment or registration statement, and a current prospectus relating thereto, until the expiration of the Warrants in accordance with the provisions of this Agreement. If any such post-effective amendment or registration statement has not been declared effective by the sixtieth (60th) Business Day following [●]4, holders of the Warrants shall have the right, during the period beginning on the sixty-first (61st) Business Day after [●]5 and ending upon such post-effective amendment or registration statement being declared effective by the Commission, and during any other period when the Company shall fail to have maintained an effective registration statement covering the shares of Class A Common Stock issuable upon exercise of the Warrants, to exercise such Warrants on a “cashless basis,” by exchanging the Warrants (in accordance with Section 3(a)(9) of the Securities Act (or any successor rule) or another exemption) for that number of shares of Class A Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Class A Common Stock underlying the Warrants, multiplied by the excess of the “Fair Market Value” (as defined below) over the Warrant Price by (y) the Fair Market Value. Solely for purposes of this subsection 7.4.1, “Fair Market Value” shall mean the average closing price of the Class A Common Stock for the ten (10) trading day period ending on the trading day prior to the date that notice of exercise is received by the Warrant Agent from the holder of such Warrants or its securities broker or intermediary. The date that notice of cashless exercise is received by the Warrant Agent shall be conclusively determined by the Warrant Agent. In connection with the “cashless exercise” of a Public Warrant, the Company shall, upon request, provide the Warrant Agent with an opinion of counsel for the Company (which shall be an outside law firm with securities law experience) stating that (i) the exercise of the Warrants on a cashless basis in accordance with this subsection 7.4.1 is not required to be registered under the Securities Act and (ii) the shares of Class A Common Stock issued upon such exercise shall be freely tradable under United States federal securities laws by anyone who is not an affiliate (as such term is defined in Rule 144 under the Securities Act (or any successor rule)) of the Company and, accordingly, shall not be required to bear a restrictive legend. Except as provided in subsection 7.4.2, for the avoidance of any doubt, unless and until all of the Warrants have been exercised or have expired, the Company shall continue to be obligated to comply with its registration obligations under the first three sentences of this subsection 7.4.1.”

2.17 Waiver. Section 8.6 of the Existing Warrant Agreement is hereby amended by deleting such Section and replacing it entirely as follows:

“[intentionally omitted]”.

2.18 Warrant Certificate. Exhibit A to the Existing Warrant Agreement is hereby amended by deleting Exhibit A in its entirety and replacing it with a new Exhibit A attached hereto.

3 Note to Draft: To be the closing of the Business Combination.

4 Note to Draft: To be the closing of the Business Combination.

5 Note to Draft: To be the closing of the Business Combination.

2.19 Notice Clause. Section 9.2 of the Existing Warrant Agreement is hereby deleted and replaced with the following:

“Notices. Any notice, statement or demand authorized by this Agreement to be given or made by the Warrant Agent or by the holder of any Warrant to or on the Company shall be sufficiently given when so delivered if by hand or overnight delivery or if sent by certified mail or private courier service within five (5) days after deposit of such notice, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent), as follows:

Big3 Basketball Holdings, Inc.
13351 Riverside Drive

Sherman Oaks, CA 91423
Attn:
Telephone No.:
Email:

with a copy (which shall not constitute notice) to:

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, 11th Floor

New York, New York 10105

Attn: David Landau, Esq., Meredith Laitner, Esq.

Email: DLandau@egsllp.com, Mlaitner@egsllp.com Any notice, statement or demand authorized by this Agreement to be given or made by the holder of any Warrant or by the Company to or on the Warrant Agent shall be sufficiently given when so delivered if by hand or overnight delivery or if sent by certified mail or private courier service within five (5) days after deposit of such notice, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company), as follows:

Continental Stock Transfer & Trust Company

One State Street, 30th Floor

New York, NY 10004

Attention: Compliance Department”

Section 3. Miscellaneous Provisions.

3.1 Effectiveness of the Amendment. Each of the parties hereto acknowledges and agrees that the effectiveness of this Agreement shall be expressly subject to the occurrence of the SPAC Merger and shall automatically be terminated and shall be null and void if the Business Combination Agreement shall be terminated for any reason.

3.2 Successors. All the covenants and provisions of this Agreement by or for the benefit of Pubco, the SPAC or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns.

3.3 Applicable Law and Exclusive Forum. The validity, interpretation, and performance of this Agreement shall be governed in all respects by the laws of the State of New York. Subject to applicable law, each of Pubco and the SPAC hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive forum for any such action, proceeding or claim. Each of Pubco and the SPAC hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Notwithstanding the foregoing, the provisions of this paragraph will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal district courts of the United States of America are the sole and exclusive forum.

3.4 Counterparts. This Agreement may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

3.5 Effect of Headings. The section headings herein are for convenience only and are not part of this Agreement and shall not affect the interpretation thereof.

3.6 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

GRAF GLOBAL CORP.

By:
Name:
Title:

BIG3 BASKETBALL HOLDINGS, INC.

By:
Name:
Title:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Warrant Agent

By:
Name:
Title:

EXHIBIT A

FORM OF WARRANT CERTIFICATE

See attached.

[Form of Warrant Certificate]

[FACE]

Number ___

Warrants

THIS WARRANT SHALL BE NULL AND VOID IF NOT EXERCISED PRIOR TO

THE EXPIRATION OF THE EXERCISE PERIOD PROVIDED FOR

IN THE WARRANT AGREEMENT DESCRIBED BELOW

BIG3 BASKETBALL HOLDINGS, INC.

Incorporated Under the Laws of the State of Delaware

CUSIP [●]

Warrant Certificate

This warrant certificate (this “Warrant Certificate”) certifies that                     , or registered assigns, is the registered holder of warrant(s) evidenced hereby (the “Warrants,” and each, a “Warrant”) to purchase shares of Class A common stock, $0.0001 par value per share (“Class A Common Stock”), of Big3 Basketball Holdings, Inc., a Delaware corporation (the “Company”). Each whole Warrant entitles the holder, upon exercise during the period set forth in the Warrant Agreement referred to below, to receive from the Company that number of fully paid and non-assessable shares of Class A Common Stock as set forth below, at the exercise price (the “Warrant Price”) as determined pursuant to the Warrant Agreement, payable in lawful money of the United States of America (or through “cashless exercise” as provided for in the Warrant Agreement) upon surrender of this Warrant Certificate and payment of the Warrant Price at the office or agency of the Warrant Agent referred to below, subject to the conditions set forth herein and in the Warrant Agreement. Defined terms used in this Warrant Certificate but not defined herein shall have the meanings given to them in the Warrant Agreement.

Each whole Warrant is initially exercisable for one fully paid and non-assessable share of Class A Common Stock. No fractional shares will be issued upon exercise of any Warrant. If, upon the exercise of Warrants, a holder would be entitled to receive a fractional interest in a share of Class A Common Stock, the Company will, upon exercise, round down to the nearest whole number of shares of Class A Common Stock to be issued to the Warrant holder. The number of shares of Class A Common Stock issuable upon exercise of the Warrants is subject to adjustment upon the occurrence of certain events as set forth in the Warrant Agreement.

The initial Warrant Price is equal to $11.50 per share of Class A Common Stock. The Warrant Price is subject to adjustment upon the occurrence of certain events as set forth in the Warrant Agreement.

Subject to the conditions set forth in the Warrant Agreement, the Warrants may be exercised only during the Exercise Period and, to the extent not exercised by the end of such Exercise Period, such Warrants shall become void. The Warrants may be redeemed, subject to certain conditions, as set forth in the Warrant Agreement.

Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

This Warrant Certificate shall be governed by and construed in accordance with the internal laws of the State of New York.

BIG3 BASKETBALL HOLDINGS, INC.

By:
Name:
Title:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Warrant Agent

By:
Name:
Title:

[Form of Warrant Certificate]

[Reverse]

The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants entitling the holder on exercise to receive shares of Class A Common Stock and are issued or to be issued pursuant to a Warrant Agreement, dated as of June 25, 2024, as duly executed and delivered by Graf Global Corp., a Cayman Islands exempted company (the “SPAC”), to Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent (the “Warrant Agent”), as amended by the Warrant Assignment, Assumption and Amendment Agreement, dated as of [____________], by and among the SPAC, the Warrant Agent and the Company (as so amended, the “Warrant Agreement”), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties, and immunities thereunder of the Warrant Agent, the Company, and the holders (the words “holders” or “holder” meaning the Registered Holders or Registered Holder, respectively) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

Warrants may be exercised at any time during the Exercise Period set forth in the Warrant Agreement. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of Election to Purchase set forth hereon properly completed and executed, together with payment of the Warrant Price as specified in the Warrant Agreement (or through “cashless exercise” as provided for in the Warrant Agreement) at the principal corporate trust office of the Warrant Agent. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his, her, or its assignee, a new Warrant Certificate evidencing the number of Warrants not exercised.

Notwithstanding anything else in this Warrant Certificate or the Warrant Agreement, no Warrant may be exercised unless at the time of exercise (i) a registration statement covering the shares of Class A Common Stock to be issued upon exercise is effective under the Securities Act and (ii) a prospectus thereunder relating to the shares of Class A Common Stock is current, except through “cashless exercise” as provided for in the Warrant Agreement. In addition, and notwithstanding anything else in this Warrant Certificate or the Warrant Agreement, to the extent that the holder of a Warrant has delivered a notice contemplated by subsection 3.3.5 of the Warrant Agreement, neither the Company nor the Warrant Agent shall issue to Holder, and Holder may not acquire, any right it might have to acquire, a number of shares of Class A Common Stock upon exercise of any Warrant to the extent that, upon such exercise, the number of shares of Class A Common Stock then beneficially owned by Holder would exceed the Maximum Percentage of Class A Common Stock outstanding immediately after giving effect to such exercise as determined in accordance with subsection 3.3.5 of the Warrant Agreement.

The Warrant Agreement provides that, upon the occurrence of certain events, the number of shares of Class A Common Stock issuable upon exercise of the Warrants set forth on the face hereof may, subject to certain conditions, be adjusted. If, upon exercise of a Warrant, the holder thereof would be entitled to receive a fractional interest in a share of Class A Common Stock, the Company shall, upon exercise, round down to the nearest whole number of shares of Class A Common Stock to be issued to the holder of the Warrant.

Warrant Certificates, when surrendered at the principal corporate trust office of the Warrant Agent by the Registered Holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

The Company and the Warrant Agent may deem and treat the Registered Holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a shareholder of the Company.

Election to Purchase

(To Be Executed Upon Exercise of Warrant)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to _________ shares of Class A Common Stock, and herewith tenders payment for such shares of Class A Common Stock to the order of the Company in the amount of $_________ in accordance with the terms hereof. The undersigned requests that certificates for such shares of Class A Common Stock be registered in the name of _________, whose address is _________, and that such shares of Class A Common Stock be delivered to _________, whose address is _________. If said number of shares of Class A Common Stock is less than all of the shares of Class A Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Class A Common Stock be registered in the name of _________, whose address is _________, and that such Warrant Certificate be delivered to _________, whose address is _________.

In the event that the Warrant has been called for redemption by the Company pursuant to Section 6.1 of the Warrant Agreement and the Company has required cashless exercise pursuant to Section 6.3 of the Warrant Agreement, the number of shares of Class A Common Stock that this Warrant is exercisable for shall be determined in accordance with subsection 3.3.1(b) and Section 6.3 of the Warrant Agreement.

In the event that the Warrant is to be exercised on a “cashless basis” pursuant to Section 7.4 of the Warrant Agreement, the number of shares of Class A Common Stock that this Warrant is exercisable for shall be determined in accordance with Section 7.4 of the Warrant Agreement.

In the event that the Warrant may be exercised, to the extent allowed by the Warrant Agreement, through cashless exercise (i) the number of shares of Class A Common Stock that this Warrant is exercisable for would be determined in accordance with the relevant section of the Warrant Agreement which allows for such cashless exercise and (ii) the holder hereof shall complete the following: The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, through the cashless exercise provisions of the Warrant Agreement, to receive shares of Class A Common Stock. If said number of shares of Class A Common Stock is less than all of the shares of Class A Common Stock purchasable hereunder (after giving effect to the cashless exercise), the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Class A Common Stock be registered in the name of _________, whose address is _________, and that such Warrant Certificate be delivered to _________, whose address is _________.

By signing this Election to Purchase, the undersigned hereby certifies that such election will not result in the undersigned beneficially owning shares of Class A Common Stock in excess of the 4.9% Cap outlined in Section 3.3.5 of the Warrant Agreement.

[To be included in any Election to Purchase of a holder who has provided the notice set forth in subsection 3.3.5 of the Warrant Agreement:

By signing this Election to Purchase, the undersigned hereby certifies that upon after giving effect to such exercise, the undersigned (together with such person’s affiliates) or any “group” of which holder or its affiliates is a member, would not beneficially own in excess of the Maximum Percentage of the Class A Common Stock outstanding immediately after giving effect to such exercise as determined in accordance with subsection 3.3.5. of the Warrant Agreement.]

[Signature Page Follows]

Date:________________

(Signature)

(Address)

(Tax Identification Number)

Signature Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS, AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO RULE 17Ad-15 (OR ANY SUCCESSOR RULE) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED).